                                                                   Exhibit 3.2.1
                                                                   -------------

CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORPORATION
61:38 Rev. 4/89
Stock Corporation

                             STATE OF CONNECTICUT
                              SECRETARY OF STATE
                               30 TRINITY STREET
                              HARTFORD, CT 06106


--------------------------------------------------------------------------------
1.   Name of Corporation

     MYSTECH ASSOCIATES, INC.
--------------------------------------------------------------------------------

2.   The Certificate of Incorporation is:  (Check One)

     [X]  A.  Amended only pursuant to Conn. Gen. Stat. (S)33-36C

     [_]  B.  Amended and restated pursuant to Conn. Gen. Stat. (S)33-362(c).

     [_]  C.  Restated only pursuant to Conn. Gen. Stat. (S)33-362(a).

              (Set forth here the resolution of amendment and/or restatement.
                Use a 8 1/2 x 11 attached sheet if more space is needed).

     See attached sheet.


     [_]  D.  Restated and superseded pursuant to Conn. Gen. Stat. (S)33-352(d).
              (Set forth here the resolution of amendment and/or restatement.
                Use a 8 1/2 x 11 attached sheet if more space is needed).


         (If 2A is checked, go to 5 to complete this certificate. If 2B or 2C is checked, complete 3A or 3B. If 2D is checked, complete 4)

3.   (Check one)

     [_] A. This certificate purports merely to restate but not to change the provisions of the original Certificate of Incorporation as supplemented and amended to date, and there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 to complete this certificate).

     [_] B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s). (If 3B is checked, check 4, if true, and go to 5 to complete this Certificate).

4.   (Check, if true)

     [_] This restated Certificate of Incorporation was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

5.   The manner of adopting the resolution was as follows: (Check one A, or B,
                                                                  ---
     or C).

     [X]  A.  By the board of directors and shareholders, pursuant to Conn. Gen.
              Stat. (S)33-360.
              Vote of Shareholders: (Check (i) or (ii), and check (iii) if applicable).

              (i)   [X]  No shares are required to be voted as a class: the
                         shareholder's vote was as follows:

              Vote Required for Adoption 118,060  Vote Favoring Adoption 173,834
                                         -------                         -------

              (ii)  [_]  There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows:
                         (Use an 8 1/2 x 11 attached sheet if more space is needed).

              (iii) [_]  Check here if the corporation has 100 or more
                         recordholders, as defined in Conn. Gen. Stat. (S)33 - 311a(a).

     [_]  B.  By the board of directors acting alone, pursuant to Conn. Gen.
              Stat. (S)33 -360(b)(2).

              The number of affirmative votes required to adopt such resolution is: ____________________________________

              The number of directors' votes in favor of the resolution was:
              _________________________________________

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

      (Print or Type)       Signature      (Print or Type)      Signature
--------------------------------------------------------------------------
 Name of Pres./V. Pres.                 Name of Sec/Asst. Sec.
                                               Secretary
--------------------------------------------------------------------------
--------------------------------------------------------------------------

David L. Young, President               Richard T. Dreghorn
/s/ David L. Young                      /s/ Richard T. Dreghorn
--------------------------------------------------------------------------


     [_] C. The corporation does not have any shareholders. The resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

--------------------------------------------------------------------------
Signed                      Signed                      Signed

--------------------------------------------------------------------------
--------------------------------------------------------------------------
Signed                      Signed                      Signed

--------------------------------------------------------------------------

Dated at  Groton, Connecticut  this  23rd  day of  February  , 1994
          -------------------        ----          --------      --
                Approved by all subscribers.  If none, so state: ______________
               (Use an 8 1/2 x 11 attached sheet if more space is needed)

FILED

State of Connecticut                    Rec. CC. GS: (Type or Print)
 Feb. 28, 1994
                                        Debra L. Johnson
Secretary of the State                  475 Bridge Street
                            A.M.        Groton, CT 06340
By___________ Time _________P.M.
                                        Please provide filer's name and complete address for mailing receipt

MYSTECH ASSOCIATES, INC.
Certificate Amending or Restating Certificate of Incorporation
Page 2

Paragraph 2:
------------

   RESOLVED: That Paragraph 3 of the Certificate of Incorporation of MYSTECH ASSOCIATES, INC., specifying the designation, authorized number and par value of each class of shares is hereby amended to read as follows:

   "Unclassified Common"           500,000 shares $.20 par value

   and that Paragraph 4 of the Certificate of Incorporation specifying the terms, limitations and relative rights and preferences of each class of shares is hereby amended to read as follows:

       There shall be one class of stock designated "Unclassified" common stock, twenty cents (20/100) par value with all the rights as provided for common stock by statute. Unclassified common, twenty cents (20/100) per share par value stock shall be issued on consecutively numbered certificates.

AMENDING OR RESTATING CERTIFICATE
OF INCORPORATION  BY ACTION OF  [_]Incorporators  [_] Board of    [X] Board of        [_] Board of Directors
                                                      Directors       Directors and       and Members
                                                                      Shareholders        (Nonstock
                                                                  (Stock Corporation)     Corporation)

                                                        ------------------------
                                                          For Office Use Only
                             STATE OF CONNECTICUT
                            SECRETARY OF THE STATE      ------------------------
                                                          Account No.

                                                        ------------------------
                                                          Initials

                                                        ------------------------
===============================================================================
NAME OF CORPORATION                               DATE
MYSTECH ASSOCIATES, INC.                          October 5, 1984
-------------------------------------------------------------------------------

The Certificate of Incorporation is [X] A. AMENDED ONLY [_] B. AMENDED AND RESTATED [_] C, RESTATED ONLY by the following resolution

   RESOLVED that Paragraph 3 of the Certificate of Incorporation of MYSTECH ASSOCIATES, INC., specifying the designation, authorized number and par value of each class of shares is hereby amended to read as follows:

       "unclassified" common        500,000 shares $1.00 par value

   and that Paragraph 4 of the Certificate of Incorporation specifying the terms, limitations and relative rights and preferences of each class of shares is hereby amended to read as follows:

          There shall be one class of stock designated "unclassified" common stock One Dollar par value with all the rights as provided for common stock by statute. Unclassified common One Dollar par value stock shall be issued on consecutively numbered certificates.

(Omit if 2A is checked.)
(a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any; if none, so indicate).

(b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

                          BY ACTION OF INCORPORATORS
===============================================================================
    [_] 4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any)

    We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
-------------------------------------------------------------------------------
SIGNED                          SIGNED                      SIGNED

-------------------------------------------------------------------------------
                                    APPROVED
          (All subscribers, or if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)
-------------------------------------------------------------------------------
SIGNED                          SIGNED                      SIGNED

-------------------------------------------------------------------------------

                                  (Continued)

                                           BY ACTION OF BOARD OF DIRECTORS
==================================================================================================================
[_] 4.  (Omit if 2.C is checked.)  The above resolution was adopted by the board of directors acting alone,
[_] there being no shareholders or subscribers.             [_] the board of directors being so authorized
[_] the corporation being a nonstock corporation                pursuant to Section 33-341, Conn. G.S. as amended
    and having no members and no applicants for
    membership entitled to vote on such resolution
------------------------------------------------------------------------------------------------------------------
5.  The number of alternative voters                   6.  The number of directors' votes in favor of the
    required to adopt such resolution is:                  resolution was:
------------------------------------------------------------------------------------------------------------------
  We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true
------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)    NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                   SIGNED (Secretary or Assistant Secretary)

------------------------------------------------------------------------------------------------------------------

                                   BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS
------------------------------------------------------------------------------------------------------------------
[_]  4.  The above resolution was adopted by the board of directors and by shareholders.
5.  Vote of shareholders:

(a) (Use if no shares are required to be voted as a class.)
------------------------------------------------------------------------------------------------------------------
NUMBER OF SHARES ENTITLED TO VOTE     TOTAL VOTING POWER     VOTE REQUIRED FOR ADOPTION     VOTE FAVORING ADOPTION
           3521                            3521                   2348                              3402
------------------------------------------------------------------------------------------------------------------
(b)  (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution)

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true
------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)    NAME SECRETARY OR ASSISTANT SECRETARY    (Print or Type)
------------------------------------------------------------------------------------------------------------------
  Siebert Feldman, President                             Peter B. Perry, Secretary
------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                   SIGNED (Secretary or Assistant Secretary)
  /s/ Siebert Feldman                                    /s/ Peter B. Perry
                                      BY ACTION OF BOARD OF DIRECTORS AND MEMBERS
------------------------------------------------------------------------------------------------------------------
[_]  4.  The above resolution was adopted by the board of directors and by members.
5.  Vote of members:
(a)  (Use if no members are required to vote as a class)
------------------------------------------------------------------------------------------------------------------
NUMBER OF MEMBERS VOTING      TOTAL VOTING POWER       VOTE REQUIRED FOR ADOPTION    VOTE FAVORING ADOPTION

------------------------------------------------------------------------------------------------------------------
(b)  (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true
------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)    NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                   SIGNED (Secretary or Assistant Secretary)

==================================================================================================================

                                               FOR OFFICE USE ONLY
------------------------------------------------------------------------------------------------------------------
                                     FILING FEE            CERTIFICATION FEE                 TOTAL FEES
                                     $30.00  1450.00( )    $ 18 ( )                          $1498
                                     -----------------------------------------------------------------------------
                                     SIGNED (for Secretary of the State)

                                     -----------------------------------------------------------------------------
                                     CERTIFIED COPY SENT ON (Date)                           INITIALS
      FILED                             O'Brien, Shafner,       , Stuart
State of Connecticut                 -----------------------------------------------------------------------------
OCT 19 1984                          TO  Peter F. Stuart, Esq.
                                         P.O. Box 29
Secretary of the State                   Groton, CT 06340
                              A.M.   -----------------------------------------------------------------------------
By ____________ Time _________P.M.   CARD                                LIST                PROOF
------------------------------------------------------------------------------------------------------------------

CERTIFICATE
AMENDING OR RESTATING CERTIFICATE
OF INCORPORATION      BY ACTION OF             [_] Incorporators    [_] Board of   [X] Board of       [_] Board of Directors
61-38                                                                   Directors      Directors and       and Members
                                                                                       Shareholders        (Nonstock
                                                                                   (Stock Corporation)     Corporation)


                                                          ----------------------
                                                            For office use only
                                                          ----------------------
                          STATE OF CONNECTICUT             ACCOUNT NO.
                                                          ----------------------
VOL. 957                 SECRETARY OF THE STATE            INITIALS
                                                          ----------------------

================================================================================
1.  NAME OF CORPORATION                        DATE
       MYSTECH ASSOCIATES, INC.                     June 15, 1979
--------------------------------------------------------------------------------

2.  The Certificate of incorporation is   [X] A. AMENDED ONLY   [_] B. AMENDED
                                                                  AND RESTATED
[_] C. RESTATED ONLY by the following resolution

    RESOLVED that Paragraph 3 of the Certificate of Incorporation of MYSTECH ASSOCIATES, INC., specifying the designation, authorized number and par value of each class of shares is hereby amended to read as follows:

         Class A Common      500,000 Shares no par value
         Class B Common      500,000 Shares no par value

    and that Paragraph 4 of the Certificate of Incorporation specifying the terms, limitations and relative rights and preferences of each class of shares is hereby amended to read as follows:

         Class A common stock shall have the sole right to vote at all meetings except as provided by statute. Class A common shall be issued on consecutively numbered green colored certificates. Class B common stock shall have no right to vote except as provided by statute and shall be issued on consecutively numbered orange colored certificates. All other rights of Class A and Class B Shareholders shall be equal.


3.    (Omit if 2A is checked.)
   (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any; if none, so indicate).

   (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

                          BY ACTION OF INCORPORATORS
================================================================================
[_] 4. The above resolution was adopted by vote of at least two-thirds of the incorporators before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any)


We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
--------------------------------------------------------------------------------
SIGNED                             SIGNED                               SIGNED
--------------------------------------------------------------------------------
                                   APPROVED
(All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)
--------------------------------------------------------------------------------
SIGNED                             SIGNED                               SIGNED
--------------------------------------------------------------------------------

========================================================================================================================
                                               BY ACTION OF BOARD OF DIRECTORS

[_]  4.  (Omit if 2.C is checked.)  The above resolution was adopted by the board of directors acting alone,

[_]  there being no shareholders or subscribers.           [_]  the board of directors being so authorized
                                                                pursuant to Section 33-341, Conn. G.S. as amended

[_]  the corporation being a nonstock corporation and
     having no members and no applicants for membership
     entitled to vote on such resolution
------------------------------------------------------------------------------------------------------------------------
     5.  The number of affirmative votes required to adopt such resolution is:

     6.  The number of directors' votes in favor of the resolution was:
------------------------------------------------------------------------------------------------------------------------
         We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)   NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                  SIGNED (Secretary or Assistant Secretary)
------------------------------------------------------------------------------------------------------------------------
                                        BY ACTION OF BOARD OF DIRECTORS AND SHAREHOLDERS

[X]  4.  The above resolution was adopted by the board of directors and by shareholders.
5.  Vote of shareholders:

(a) (Use if no shares are required to be voted as a class.)
------------------------------------------------------------------------------------------------------------------------
NUMBER OF SHARES ENTITLED TO VOTE        TOTAL VOTING POWER        VOTE REQUIRED FOR ADOPTION         VOTE FAVORING ADOPTION
             3560                             3560                           2,374                             3,560
------------------------------------------------------------------------------------------------------------------------
(b)  (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution)


We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true
------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)       NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)
Siebert Feldman, President                                Peter B. Perry, Secretary
------------------------------------------------------------------------------------------------------------------------
/s/ Siebert Feldman                                       /s/  Peter B. Perry
------------------------------------------------------------------------------------------------------------------------
                                         BY ACTION OF BOARD OF DIRECTORS AND MEMBERS

[_] 4.  The above resolution was adopted by the board of directors and by members.
5.  Vote of members:
(a)  (Use if no members are required to vote as a class)
------------------------------------------------------------------------------------------------------------------------
NUMBER OF MEMBERS VOTING        TOTAL VOTING POWER        VOTE REQUIRED FOR ADOPTION       VOTE FAVORING ADOPTION

------------------------------------------------------------------------------------------------------------------------
(b)  (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution)



We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.
-----------------------------------------------------------------------------------------------------------------------------
NAME OF PRESIDENT OR VICE PRESIDENT (Print or Type)          NAME OF SECRETARY OR ASSISTANT SECRETARY (Print or Type)

-----------------------------------------------------------------------------------------------------------------------------
SIGNED (President or Vice President)                         SIGNED  (Secretary or Assistant Secretary)
=============================================================================================================================
FOR OFFICE USE ONLY                                  FILING FEE                  CERTIFICATION FEE           TOTAL FEES

                                                     $ 20       $ 50 (FR)        $ 9                         $ 79
                                                   ---------------------------------------------------------------------
                                                     SIGNED (For Secretary
     State of Connecticut                                   of State)
------------------------------------------------------------------------------------------------------------------------
        FILED                                        CERTIFIED COPY SENT ON (DATE)            INITIALS
------------------------------------------------------------------------------------------------------------------------
   JUL 30, 1979                                     TO
------------------------------------------------------------------------------------------------------------------------
  /s/ SECRETARY OF STATE                             CARD                        LIST        PROOF
------------------------------------------------------------------------------------------------------------------------
       BY________________________

                                                         ----------------------
CERTIFICATE OF INCORPORATION                               For office use only
STOCK CORPORATION
                                 STATE OF CONNECTICUT
                                                         ----------------------
61-8 rev. 10-69                 SECRETARY OF THE STATE    ACCOUNT NO.
                                                               M99124
                                                         ----------------------
                                                          INITIALS

                                                         ----------------------

The undersigned incorporator(s) hereby form(s) a corporation under the Stock Corporation Act of the State of Connecticut:

1. The name of the corporation is MYSTECH ASSOCIATES, INC.

2. The nature of the business to be transacted, or the purposes to be promoted or carried out by the corporation, are as follows:


         To perform, sell and contract engineering and design services for electronic systems, software and programming and to manufacture, fabricate and assemble electronic systems and equipment; to lease and purchase land, buildings, space and equipment for the furtherance of the above business and in general to carry on any of the above business and any other business connected therewith and to do any and all acts permitted under the laws of the State of Connecticut and the United States.

                                  (Continued)

3. The designation of each class of shares, the authorized number of shares of each such class, and the par value (if any) of each share thereof, are as follows:


     Common      5,000      no par



4. The terms, limitations and relative rights and preferences of each class of shares and series thereof (if any), or an express grant of authority to the board of directors pursuant to Section 33-341, 1959 Supp. Conn. G.S., are as follows:



5. The minimum amount of stated capital with which the corporation shall commence business is ONE THOUSAND ($1,000.00) dollars. (Not less than one thousand dollars)



6. (7) Other provisions



Dated at Groton this 17th day of July, 1971.

I/We hereby declare, under the penalties of perjury, that the statements made in the foregoing certificate are true.

  This certificate of incorporation must be signed by one or more incorporators.


--------------------------------------------------------------------------------------------------------------------------
NAME OF INCORPORATOR (Print or Type)      NAME OF INCORPORATOR (Print or Type)     NAME OF INCORPORATOR (Print or Type)

1.  Siebert Feldman                       2.  Peter B. Perry                       3.  Robert F. Wohlleber
--------------------------------------------------------------------------------------------------------------------------
SIGNED (Incorporator)                     SIGNED (Incorporator)                    SIGNED (Incorporator)

1.       /s/ Siebert Feldman              2.       /s/ Peter B. Perry              3.        /s/ Robert F. Wohlleber
--------------------------------------------------------------------------------------------------------------------------
NAME OF INCORPORATOR (Print or Type)      NAME OF INCORPORATOR (Print or Type)     NAME OF INCORPORATOR (Print or Type)

4.                                        5.                                       6.
--------------------------------------------------------------------------------------------------------------------------
SIGNED (Incorporator)                     SIGNED (Incorporator)                    SIGNED (Incorporator)

4.                                        5.                                       6.
--------------------------------------------------------------------------------------------------------------------------
FOR OFFICE USE ONLY                       FRANCHISE FEE    FILING FEE         CERTIFICATION FEE             TOTAL FEES

FILED State of Connecticut                $   50           $20                $   7                         $   77
                                          --------------------------------------------------------------------------------
  JUL 19 1971 - 1:30 PM                   SIGNED (For Secretary of State)

                                          --------------------------------------------------------------------------------
     Secretary of State                   CERTIFIED COPY SENT ON (Date)                        INITIALS

                                          Receipt +1 CC sent to:
                                                                                               8-5-71  PMM
                                          --------------------------------------------------------------------------------
                                          TO

                                          O'Brien and Shafner, Esq.
                                          Bridge St. at Route One, Groton Ct. 06340
                                          --------------------------------------------------------------------------------
                                          CARD                                LIST                          PROOF

--------------------------------------------------------------------------------------------------------------------------
61-5 (BACK)                                                                                 Attn:  Matthew K. Garvey, Esq.

VOL 797
                                                          ----------------------
APPOINTMENT OF STATUTORY AGENT FOR SERVICE                  For office use only
DOMESTIC CORPORATION

                                                          ----------------------
61-6 REV. 6-66                                             ACCOUNT NO.
                                                                     M99124
                                                          ----------------------
                                                           INITIALS

                                                          ----------------------

TO:  The Secretary of the State of Connecticut

NAME OF CORPORATION

MYSTECH ASSOCIATES, INC.

------------------------------------------------------------------------------------------------------------------------------------
                                                            APPOINTMENT
------------------------------------------------------------------------------------------------------------------------------------
                     The above corporation appoints as its statutory agent for service, one of the following:
------------------------------------------------------------------------------------------------------------------------------------
NAME OF NATURAL PERSON WHO IS RESIDENT OF CONNECTICUT               BUSINESS ADDRESS
                                                                    10 Hemlock Road, Groton, Connecticut  06340
                                                                    ----------------------------------------------------------------
                Siebert Feldman                                     RESIDENCE ADDRESS
                                                                    10 Hemlock Road, Groton, Connecticut  06340
------------------------------------------------------------------------------------------------------------------------------------
NAME OF CONNECTICUT CORPORATION                                     ADDRESS OF PRINCIPAL OFFICE IN CONN. (If none, enter address of appointee)
------------------------------------------------------------------------------------------------------------------------------------
NAME OF CORPORATION not Organized Under the Laws of Conn.           ADDRESS OF PRINCIPAL OFFICE IN CONN. (If none, enter "Secretary of the State of Connecticut")
------------------------------------------------------------------------------------------------------------------------------------
Which has procured a Certificate of Authority to transact business or conduct affairs in this state.
------------------------------------------------------------------------------------------------------------------------------------
                                                             AUTHORIZATION
                           NAME OF INCORPORATOR (Print or type)      SIGNED (Incorporator)                   DATE
 ORIGINAL                  Siebert Feldman                           /s/ Siebert Feldman
APPOINTMENT                -------------------------------------------------------------------------------
                           NAME OF INCORPORATOR (Print or type)      SIGNED (Incorporator)
                           Peter B. Perry                            /s/ Peter B. Perry                            July 17, 1971
(Must be signed            -------------------------------------------------------------------------------
  by a majority            NAME OF INCORPORATOR (Print or type)      SIGNED (Incorporator)
of incorporators)          Robert F. Wohlleber                       /s/ Robert F. Wohlleber
                           -------------------------------------------------------------------------------
                           NAME OF PRESIDENT, VICE PRESIDENT OR      SIGNED (President, or Vice              DATE
SUBSEQUENT                 SEC                                       President, or Secretary)
APPOINTMENT
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                                ACCEPTANCE
------------------------------------------------------------------------------------------------------------------------------------
Accepted:       NAME OF STATUTORY AGENT FOR SERVICE (Print or Type)     SIGNED (Statutory Agent For Service)

                SIEBERT FELDMAN                                         /s/  Siebert Feldman
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------

FOR OFFICE USE ONLY                                      FILING FEE                     CERTIFICATION FEE            TOTAL FEES

       FILED STATE OF CONNECTICUT                        $                              7                        $    7
                                                         ---------------------------------------------------------------------------
           JUL 19 1971 -- 1:30 PM
                                                         SIGNED (For Secretary of State)
              Secretary of State
                                                         ---------------------------------------------------------------------------
                                                         CERTIFIED COPY SENT ON   (Date)                     INITIALS
                                                         Receipt +1 cc sent to:
                                                         TO   O'Brien and Shafner, Esq.                      8-5-71 PMM
                                                              Bridge St. at Route One, Groton Ct. 06340
                                                         ---------------------------------------------------------------------------


                                                         ---------------------------------------------------------------------------
                                                         CARD                          LIST                  PROOF

------------------------------------------------------------------------------------------------------------------------------------
                                                                       Attn: Matthew K. Garvey, Esq.